UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 27, 2026

Valley National Bancorp
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza,	New York,	New York	10119
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Stock, no par value	VLY	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	The Nasdaq Stock Market LLC
Non-Cumulative Perpetual Preferred Stock, Series C, no par value	VLYPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2026, the Board of Directors (the “Board”) of Valley National Bancorp (the “Company”) appointed Carlos Vazquez as a director of the Company to serve until the next annual meeting of shareholders of the Company and until his successor is duly elected and qualified, subject to his earlier resignation or removal.

The Board has determined that Mr. Vazquez is an independent director and has appointed him to serve on the Audit and Compensation and Human Capital Management Committees of the Board.

Mr. Vazquez served as Executive Vice President and Chief Financial Officer of Popular, Inc., a Nasdaq-listed holding company, which includes Puerto Rico’s largest bank and its U.S.-mainland operation, from 2013 until 2024. Prior to that role, he served in various positions of increasing responsibility at Popular, Inc. from 1997 until 2014, including as President of Popular Bank from 2010 until 2014. Mr. Vazquez served as a board member of Federal Home Loan Bank of New York from 2013 until 2024. He also currently serves on the advisory boards of Operation HOPE and Rensselaer Polytechnic Institute, School of Engineering.

Mr. Vazquez earned a Bachelor of Sciences degree in Civil Engineering from Rensselaer Polytechnic Institute, as well as his Master of Business Administration degree from Harvard Graduate School of Business. Mr. Vazquez has decades of executive experience overseeing business operations and corporate functions across multiple jurisdictions, as well as significant board experience.

There are no arrangements or understandings between Mr. Vazquez and any other person pursuant to which Mr. Vazquez was selected as a director. Mr. Vazquez has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Vazquez will participate in the Company’s non-employee director compensation program as described in the Company’s Proxy Statement filed on April 4, 2025, and in any information that the Company files with the Securities and Exchange Commission that updates or supersedes that information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2026	VALLEY NATIONAL BANCORP
	By:	/s/ Lyndsey Sloan
Lyndsey Sloan
Senior Executive Vice President and General
Counsel